U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
October 5, 2005

SITEWORKS BUILDING
AND
DEVELOPMENT CO., INC.

Florida	58 -259 0047
(STATE OR OTHER JURISDICTION OF	(I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)	IDENTIFICATION NO.)

         2534 N Miami Ave, Miami Florida   33127
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       (305) 573 9339
(ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

C M Nurse
Email: cnurse@mysiteworks.net

Site Works Building and Development Co., Inc. Corporate Update

September 29, 2005

Miami, FL- Management of Site Works Building & Development Co., (OTCBB: SWKJ)

construction service and real estate development company, announced today that the company has had an excellent response from its ad run in a local publication, the Clipper Magazine . This ad has resulted in a number of contracts and several leads.

The company has completed 40 % of three of its smaller building Projects within the Building and Alterations division. The three projects totaling approximately $105,000 are expected to be completed before the company begins work on a number of larger projects in October and November. Management expects the building and alterations division will help the company attain its goal of having over 600,000 in signed contracts by end of fiscal 2005.

The closing of funding for the buildout of the Chiefland Project is now scheduled for the middle of October. "We have a signed commitment in hand, and we can close as soon as the appraisal is completed " CEO C Michael Nurse noted.

Mr. Nurse notes on other developments "We have Memorandums of Understanding for a number of projects from various organizations The projects contemplated range in size from $5,000,000 and up. These projects include the previously mentioned affordable housing project as well as some development projects, about which we will release details of after our meeting on the 30th of September, 2005 and after we sign contracts.

Site Works is a Florida company engaged in the business of total site and built environment solutions. The company's core business is the performance of construction services. SiteWorks, also performs construction management and general construction services. Other services provided include the marketing and distribution of innovative construction related and other technology products.

This press release contains "forward-looking" statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). All statements that are included in this press release other than statements of historical fact are "forward-looking" statements. Although Siteworks believes that the expectations reflecting in these forward-looking statements are reasonable, it can give no assurance that such expectations will materialize. Important factors could cause actual results to differ materially from the expectations as disclosed herein, including without limitation, in conjunction with these forward-looking statements contained in this press release.

    2534 N Miami Ave Miami Florida 33140
     P O Box 331238 Miami, Florida 33133
     Phone 305 573 9339Fax 305 573 9495

www,mysiteworks,net

Date: October 4 , 2005
/s/C. Michael Nurse
C. Michael Nurse
Chief Executive Officer